                                                                    Exhibit 99.2


       CERTIFICATION PURSUANT TO 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of ServiceWare Technologies, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Schwartzman, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                  /s/ SCOTT SCHWARTZMAN
                                  ------------------------------------------
                                  Scott Schwartzman, Chief Financial Officer


                                  May 15, 2003